                                                                       EXHIBIT 2

                             LEASE TERMINATION AND
                            EQUIPMENT SALE AGREEMENT

     THIS LEASE TERMINATION AND EQUIPMENT SALE AGREEMENT (this "Agreement") is
                                                                ---------
entered into as of December 28, 2001 by and among (i) WELLS FARGO BANK NORTHWEST, N.A. (the "Owner Trustee"), not in its individual capacity, but
                      -------------
solely as Owner Trustee under the Trust Agreement dated as of June 29, 1999 (as amended prior to the date hereof, the "Existing Trust Agreement") among the
                                       ------------------------
Owner Trustee and the beneficiaries party thereto, and as Owner Trustee under the New Trust Agreement (as defined below), (ii) the parties hereto designated as Rolling Mill Owner Participants on the signature pages hereto (each such party, a "Rolling Mill Owner Participant" and, collectively, the "Rolling Mill
          ------------------------------                          ------------
Owner Participants"), (iii) Banc of America Leasing & Capital, LLC (the "Melt
- ------------------                                                       ----
Shop Lessor"),  (iv) AMERISTEEL CORPORATION, a Florida corporation,
- -----------
("AmeriSteel"), and (v) BIRMINGHAM STEEL CORPORATION, a Delaware corporation
  ----------
("BSC"), and Birmingham Southeast, LLC, a Delaware limited liability company
  ---
("BSE" and, collectively with BSC, "Birmingham").
  ---                               ----------

                             Preliminary Statement
                             ---------------------

     The Owner Trustee and Birmingham are parties to an Equipment Lease Agreement and Equipment Schedule No. 1 and riders and schedules thereto dated as of June 29, 1999 (collectively, the "Rolling Mill Lease") pursuant to which the
                                     ------------------
Owner Trustee has leased its interest in certain rolling mill equipment specified in Equipment Schedule 1 to the Rolling Mill Lease (the "Rolling Mill
                                                                  ------------
Equipment") to Birmingham for use at BSE's facility located in Cartersville,
- ---------
Georgia  (the "Cartersville Plant").  The Rolling Mill Owner Participants are
               ------------------
the beneficiaries of the Owner Trustee's interest in the Rolling Mill Lease pursuant to the Existing Trust Agreement.

     The Melt Shop Lessor and Birmingham are parties to an Equipment Lease Agreement and Equipment Schedule No. 1 and riders and schedules thereto dated as of December 31, 1998 (collectively, the "Melt Shop Lease" and collectively with
                                         ---------------
the Rolling Mill Lease, the "Existing Leases") pursuant to which the Melt Shop
                             ---------------
Lessor has leased its interest in certain melt shop equipment specified in Equipment Schedule 1 to the Melt Shop Lease (the "Melt Shop Equipment" and
                                                  -------------------
collectively with the Rolling Mill Equipment, the "Equipment") to Birmingham for
                                                   ---------
use at the Cartersville Plant.

     Birmingham has suffered significant losses and wishes to terminate the Existing Leases and be released of its obligations thereunder. Birmingham also wishes to sell the Cartersville Plant to AmeriSteel, and AmeriSteel wishes to purchase the Cartserville Plant from Birmingham. AmeriSteel also wishes to purchase the interest of the Owner Trustee and the Melt Shop Lessor in certain of the Equipment and to lease the balance of the Equipment.

     The Owner Trustee, Rolling Mill Owner Participants and Melt Shop Lessor are willing to agree to such termination and release and to such sale and lease on the terms and conditions set forth herein.

     In consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, including without limitation the issuance of the Notes and the other payments provided for herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE 1:
                                   CLOSING

     The closing of the transactions contemplated by this Agreement (the "Closing") shall take place on the date hereof, subject to the satisfaction of
 -------
the conditions to closing specified in Article 2. At the Closing, the parties shall take the following actions and shall execute and deliver the following documents, in the following order:

     1.1.  Payment of Accrued and Unpaid Rent on Existing Leases.  Birmingham
           -----------------------------------------------------
shall pay (i) to the Owner Trustee, for the ratable benefit of the Rolling Mill Owner Participants, $1,140,187.11 in respect of accrued and unpaid rent through November 9, 2001 under the Rolling Mill Lease (the "Rolling Mill Accrued Rent
                                                    -------------------------
Payment"), such payment to be made by wire transfer of immediately available
- -------
funds to an account specified by the Owner Trustee, and (ii) to the Melt Shop Lessor $109,304.36 in respect of accrued and unpaid rent through November 9, 2001 under the Melt Shop Lease (the "Melt Shop Accrued Rent Payment"), such
                                     ------------------------------
payment to be made by wire transfer of immediately available funds to an account specified by the Melt Shop Lessor, provided, however, that (a)(i) 87.278% of the
                                   --------  -------
reasonable fees and expenses of Choate, Hall & Stewart and Parker, Hudson, Rainer & Dobbs, special counsels to the Rolling Mill Owner Participants incurred in connection with the proposed work-out of Birmingham and in connection with the Closing and the transactions contemplated by the Operative Documents (the "Special Counsel Fees") and (ii) 100% of the fees and expenses payable to Hatch
 --------------------
Consulting will be deducted from the Rolling Mill Accrued Rent Payment and paid directly to such special counsels and Hatch Consulting, and (b) 12.722% of the Special Counsel Fees will be deducted from the Melt Shop Accrued Rent Payment and paid directly to such special counsels.

     1.2.  Note Purchase Agreement.   Birmingham and the Rolling Mill Owner
           -----------------------
Participants and the Melt Shop Lessor (collectively the Melt Shop Lessor with the Rolling Mill Owner Participants, the "Owner Participants") shall execute and
                                          ------------------
deliver the separate Note Purchase Agreements in the form attached hereto as
Exhibit 1.2 (as amended from time to time, collectively, the "Note Purchase
- -----------                                                   -------------
Agreements") pursuant to which Birmingham is issuing to the Owner Participants
- ----------
$10,000,000 aggregate principal amount of Notes of Birmingham due December 16, 2005 (together with any notes issued in exchange therefor or replacement thereof, all as amended from time to time, the "Notes").
                                                -----

     1.3.  Issuance of Notes.  Birmingham  shall issue the Notes to the Owner
           -----------------
Participants and the closing under the Note Purchase Agreements shall be consummated.

     1.4.  Termination of Existing Leases.  Upon the Closing, the Existing
           ------------------------------
Leases and the Related Existing Lease Agreements shall, except as otherwise provided herein, be terminated and of no further force and effect, and the Owner Trustee and each of the Owner Participants does hereby fully, forever and completely release and discharge each of BSC and BSE and all of their respective employees, officers, directors, shareholders, members and affiliates from any and all claims, demands, liabilities and causes of action arising under the Existing Leases and the Related Existing Lease Agreements, except for the Surviving Obligations (as defined below), and each of BSC and BSE does hereby fully, forever and completely release and discharge each of the Owner Trustee and each of the Owner Participants and all of their respective employees, officers, directors, shareholders, members and affiliates from any and all claims, demands, liabilities and causes of action arising under the Existing Leases and the Related Existing Lease Agreements, except for the Surviving Obligations. Upon the termination of the Rolling Mill Lease, all right, title and interest in and to the Rolling Mill Equipment (other than the right, title and interest of the Authority) shall vest in the Owner Trustee for the ratable benefit of each of the Rolling Mill Participants, Birmingham shall have no right, title or interest in and to the Rolling Mill Equipment, and no party to the Rolling Mill Lease or to any of the Related Existing Lease Agreements shall have any further obligation or liability thereunder, except for the Surviving Obligations which expressly survive the termination or expiration of the Rolling Mill Lease and the Related Existing Lease Agreements. Upon the termination of the Melt Shop Lease, all right, title and interest in and to the Melt Shop Equipment (other than the right, title and interest of the Authority) shall vest in the Melt Shop Lessor, Birmingham shall have no right, title or interest in and to the Melt Shop Equipment, and no party to the Melt Shop Lease or to any of the Related Existing Lease Agreements shall have any further obligation or liability thereunder, except for the Surviving Obligations which expressly survive the termination or expiration of the Melt Shop Lease and the Related Existing Lease Agreements. Surviving Obligations shall mean the respective obligations of BSC, BSE, the Owner Trustee, and the Rolling Mill Owner Participants under Rider 1 and Rider 2 and Section 9 of the Rolling Mill Lease and the respective obligations of BSC, BSE and the Melt Shop Lessor under Rider 1 and Rider 2 and Section 9 of the Melt Shop Lease, in each case only to the extent accruing on or prior to the date hereof.

     1.5.  Termination of Security Agreements; UCC Termination Statements;
           ---------------------------------------------------------------
Return of Bonds. The separate Assignment, Assumption and Security Agreements
- ---------------
dated as of December 31, 1998 and June 29, 1999, respectively, between Birmingham and the Owner Trustee and the Melt Shop Lessor, respectively, shall each be terminated (other than Section 1 of each thereof which shall survive such termination), and the Owner Trustee and the Melt Shop Lessor confirm that the security interests created thereunder are terminated, and that the Owner Trustee and the Melt Shop Lessor have no further right, title or interest in or to or claim against the Collateral (as defined therein), including, without limitation, the Birmingham Bonds. The Owner Trustee and the Melt Shop Lessor, respectively, shall execute and deliver to Birmingham UCC termination statements terminating the UCC filings made against Birmingham under the Existing Leases and the Related Existing Lease Agreements and shall return to Birmingham physical possession of the Birmingham Bonds.

     1.6.  Amended and Restated Trust Agreement.   The Owner Trustee and the
           ------------------------------------
Owner Participants shall execute and deliver the Amended and Restated Trust Agreement in the form attached hereto as Exhibit 1.6A (as amended from time to
                                         ------------
Owner "New Trust Agreement") pursuant to which the Melt Shop Lessor assigns to
       -------------------
the Owner Trustee all of the Melt Shop Lessor's right, title and interest in the Melt Shop Equipment in consideration of the issuance to the Melt Shop Lessor of an undivided percentage interest under the New Trust Agreement (but expressly excluding an interest in the Rolling Mill Accrued Rent Payment), and the Existing Trust Agreement is amended and restated in its entirety as set forth in the New Trust Agreement.

Simultaneous with the execution of the New Trust Agreement, the Melt Shop Lessor shall execute and deliver the Melt Shop Assignment in the form attached hereto as Exhibit 1.6B and the New Trust Agreement shall become effective and in full
   ------------
force and effect.

     1.7.  Quitclaim Bill of Sale and Assignment.  The Owner Trustee shall
           -------------------------------------
execute and deliver to AmeriSteel the Quitclaim Bill of Sale and Assignment Agreement in the form attached hereto as Exhibit 1.7 (as amended from time to
                                         -----------
execute "Quitclaim Bill of Sale") assigning to AmeriSteel all of the Owner
         ----------------------
Trustee's right, title and interest in the Equipment specified in such Quitclaim Bill of Sale and Assignment (the "Sold Equipment"), against payment of the
                                  --------------
purchase price therefor specified below.

     1.8.  Purchase Price for Sold Equipment.  Simultaneous with the execution
           ---------------------------------
and delivery of the Quitclaim Bill of Sale, AmeriSteel shall, in payment of the purchase price of the Sold Equipment (the "Purchase Price"), (i) pay to the
                                           --------------
Owner Trustee $24,000,000, for the ratable benefit of the Owner Participants, by wire transfer of immediately available funds to an account specified by the Owner Trustee, and (ii) transfer to the Owner Trustee, for the ratable benefit of the Owner Participants, 518,200 shares of the common stock of BSC, free and clear of all claims, liens and encumbrances, by delivery of stock certificates evidencing such shares, together with stock powers, with signatures guaranteed.

     1.9.  AmeriSteel Lease; Related Agreements.   The Owner Trustee and
           ------------------------------------
AmeriSteel shall execute and deliver the Equipment Lease Agreement between the Owner Trustee, as Lessor, and AmeriSteel, as Lessee, together with Equipment Schedule No. 1 and all Riders thereto, in the form attached hereto as Exhibit
                                                                      -------
1.9A (as amended from time to time, the "AmeriSteel Lease") pursuant to which
- ----                                     ----------------
the Owner Trustee, on behalf of the Owner Participants, leases the Equipment other than the Sold Equipment (the "Leased Equipment") to AmeriSteel. The Owner
                                    ----------------
Trustee and AmeriSteel shall also execute and deliver that certain Pledge Agreement in the form attached hereto as Exhibit 1.9B (as amended from time to
                                         ------------
time, the "Pledge Agreement"), and AmeriSteel shall deliver to the Owner Trustee
           ----------------
physical possession of the bonds pledged thereunder. AmeriSteel shall also execute and deliver and cause to be filed the UCC financing statements provided for under the AmeriSteel Lease and the Pledge Agreement. AmeriSteel shall also cause to be delivered to the Owner Trustee the Landlord Waiver and Consent from the Authority in the form attached hereto as Exhibit 1.9C (as amended from time
                                             ------------
to time, the "Landlord Waiver and Consent").
              ---------------------------

     1.10. Simultaneous Transactions.  The parties hereto acknowledge and
           -------------------------
agree that the consummation of the transactions provided in this Article 1 shall occur at the Closing as part of one simultaneous closing, it being understood that no portion of such Closing shall be deemed to occur unless all portions of such Closing shall have occurred.

                                  ARTICLE 2:
                              CONDITIONS PRECEDENT

     2.1.  Conditions to Obligations of Owner Trustee.  The obligations of the
           ------------------------------------------
Owner Trustee to execute and deliver the agreements to be executed and delivered at the Closing and to consummate the transactions to be consummated by the Owner Trustee at the Closing are subject to the fulfillment of the following conditions at or prior to the Closing:

          (a)  Representations and Warranties True.  The representations and
               -----------------------------------
warranties contained in Article 3 and in the other Operative Documents (other than the representations and warranties of the Owner Trustee) shall be true and correct in all material respects on and as of the Closing.

          (b)  Operative Documents.  Each of the Operative Documents other than
               -------------------
this Agreement shall have been executed and delivered by each of the parties thereto (other than the Owner Trustee), and the conditions to the effectiveness of each of such other Operative Documents shall have been satisfied.

          (c)  Amendment of Bond Documents and Consent of Authority.  The
               ----------------------------------------------------
Assignment and Assumption Agreement among BSE, AmeriSteel, the Authority and SunTrust Bank, Atlanta, as trustee in the form attached hereto as Exhibit
                                                                  -------
2.1(c)(i) (the "Bond Assignment and Assumption Agreement") shall have been
- ---------       ----------------------------------------
executed and delivery and shall be in full force and effect and the Authority shall have consented to the transactions contemplated by this Agreement pursuant to the Resolution of the Authority approved on December 17, 2001 in the form attached hereto as Exhibit 2.1(c)(ii) (the "Authority Resolution"), which shall
                   ------------------       --------------------
be in full force and effect.

          (d)  Opinions of Counsel.  The Owner Trustee shall have received the
               -------------------
following opinions of counsel addressing the respective matters set forth on
Exhibit 2 hereto:
- ---------

          (i) the opinion of Smith, Gambrell & Russell, LLP, counsel to AmeriSteel; and

          (ii) the opinion of Burr & Forman LLP, counsel to Birmingham.

          (e)  UCC Searches.  The Owner Trustee shall have received Uniform
               ------------
Commercial Code, tax and judgment lien search results on AmeriSteel and shall have found such results satisfactory.

          (f)  Other Documents.  The Owner Trustee shall have received such
               ---------------
other agreements, approvals, opinions, certificates or documents as they may reasonably request.

     2.2.  Conditions to Obligations of Owner Participants.  The obligations of
           -----------------------------------------------
each Owner Participant to execute and deliver the agreements to be executed and delivered at the Closing and to consummate the transactions to be consummated by such Owner Participant at the Closing are subject to the fulfillment of the following conditions at or prior to the Closing:

          (a)  Representations and Warranties True. The representations and
               -----------------------------------
Assignment contained in Article 3 and in the other Operative Documents (other than the representations and warranties of such Owner Participant) shall be true and correct in all material respects on and as of the Closing.

          (b)  Operative Documents.  Each of the Operative Documents other than
               -------------------
this Agreement shall have been executed and delivered by each of the parties thereto (other than such Owner Participant), and the conditions to the effectiveness of each of such other Operative Documents shall have been satisfied.

          (c)   Amendment of Bond Documents and Consent of Authority.  The Bond
                ----------------------------------------------------       ----
Assignment and Assumption Agreement shall have been executed and delivery and
- -----------------------------------
shall be in full force and effect and the Authority shall have consented to the transactions contemplated by this Agreement pursuant to the Authority Resolution, which shall be in full force and effect.

          (d)   Cartersville Asset Purchase Agreement Closing.  The transactions
                ---------------------------------------------
contemplated by the Cartersville Asset Purchase Agreements shall occur simultaneous with the Closing.

          (e)   Opinions of Counsel.  Such Owner Participant shall have received
                -------------------
the following opinions of counsel addressing the respective matters set forth on
Exhibit 2 hereto:
- ---------

          (i) the opinion of Smith, Gambrell & Russell, LLP, counsel to AmeriSteel;

          (ii)  the opinion of Burr & Forman LLP, counsel to Birmingham; and

          (iii) the opinion of counsel to the Owner Trustee.

          (f)   UCC Searches.  Such Owner Participant shall have received
                ------------
Uniform Commercial Code, tax and judgment lien search results on AmeriSteel and shall have found such results satisfactory.

          (g)   Other Documents.  Such Owner Participant shall have received
                ---------------
such other agreements, approvals, opinions, certificates or documents as it may reasonably request.

     2.3. Conditions to Obligations of AmeriSteel.  The obligations of
          ---------------------------------------
AmeriSteel to execute and deliver the agreements to be executed and delivered at the Closing and to consummate the transactions to be consummated by AmeriSteel at the Closing are subject to the fulfillment of the following conditions at or prior to the Closing:

          (a)   Representations and Warranties True. The representations and
                -----------------------------------
warranties contained in Article 3 and in the other Operative Documents (other than the representations and warranties of AmeriSteel) shall be true and correct in all material respects on and as of the Closing.

          (b)   Operative Documents.  Each of the Operative Documents other
                -------------------
than this Agreement shall have been executed and delivered by each of the parties thereto (other than AmeriSteel), and the conditions to the effectiveness of each of such other Operative Documents shall have been satisfied.

          (c)   Amendment of Bond Documents and Consent of Authority.  The Bond
                ----------------------------------------------------
Assignment and Assumption Agreement shall have been executed and delivery and shall be in full force and effect and the Authority shall have consented to the transactions contemplated by this Agreement pursuant to the Authority Resolution, which shall be in full force and effect.

          (d)   Cartersville Asset Purchase Agreement Closing.  The transactions
                ---------------------------------------------
contemplated by the Cartersville Asset Purchase Agreements shall occur simultaneous with the Closing.

          (e)  Opinions of Counsel.  AmeriSteel shall have received the opinion
               -------------------
of counsel to the Owner Trustee addressing the respective matters set forth on
Exhibit 2 hereto.
- ---------

          (f)  Other Documents.  AmeriSteel shall have received such other
               ---------------
agreements, approvals, opinions, certificates or documents as it may reasonably request.

     2.4. Conditions to Obligations of Birmingham.  The obligations of
          ---------------------------------------
Birmingham to execute and deliver the agreements to be executed and delivered at the Closing and to consummate the transactions to be consummated by Birmingham at the Closing are subject to the fulfillment of the following conditions at or prior to the Closing:

          (a)  Representations and Warranties True. The representations and
               -----------------------------------
warranties contained in Article 3 and in the other Operative Documents (other than the representations and warranties of Birmingham) shall be true and correct in all material respects on and as of the Closing.

          (b)  Operative Documents.  Each of the Operative Documents other than
               -------------------
this Agreement shall have been executed and delivered by each of the parties thereto (other than Birmingham), and the conditions to the effectiveness of each of such other Operative Documents shall have been satisfied.

          (c)  Amendment of Bond Documents and Consent of Authority.  The Bond
               ----------------------------------------------------
Assignment and Assumption Agreement shall have been executed and delivery and shall be in full force and effect and the Authority shall have consented to the transactions contemplated by this Agreement and the other Operative Documents pursuant to the Authority Resolution, which shall be in full force and effect.

          (d)  Cartersville Asset Purchase Agreement Closing.  The transactions
               ---------------------------------------------
contemplated by the Cartersville Asset Purchase Agreements shall occur simultaneous with the Closing.

          (e)  Opinions of Counsel. Birmingham shall have received the opinion
               -------------------
of counsel to the Owner Trustee, addressing the respective matters set forth on
Exhibit 2 hereto.
- ---------

          (f)  Other Documents. Birmingham shall have received such other
               ---------------
agreements, approvals, opinions, certificates or documents as they may reasonably request.

                                  ARTICLE 3:
                        REPRESENTATIONS AND WARRANTIES

     3.1. Representations and Warranties of BSC and BSE. Each of BSC and BSE
          ---------------------------------------------
jointly and severally represents and warrants to the Owner Trustee and each of the Owner Participants that, as of the date hereof:

          (a) BSC is a corporation, and BSC is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware, and each of BSC and BSE has the power and authority to carry on its business as now conducted;

          (b) Each of BSC and BSE has the power and authority to enter into the Operative Documents to which it is (or is to be) a party and to perform its obligations thereunder, and such execution, delivery and performance do not and will not contravene any law or any order of any court or governmental authority or agency applicable to or binding on it, or contravene the provisions of, or constitute a default under, its organization document or by-laws or any indenture, mortgage, contract or other agreement or instrument to which it is a party or by which it or any of its property is bound;

          (c) the execution, delivery and performance of the Operative Documents to which BSC or BSE is (or is to be) a party have been duly authorized by all necessary action on the part of BSC or BSE, as the case may be, do not require any approval not already obtained of its stockholders or members, as the case may be, or any approval or consent not already obtained of any trustee or holders of indebtedness or securities or obligations of it, have been duly executed and delivered by it and (assuming the due authorization, execution and delivery by each other party thereto) constitute the legal, valid and binding obligations of it, enforceable against it in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity;

          (d) no consent, approval or authorization of, or filing, registration or qualification with, or the giving of notice to, any governmental authority or other Person (including, without limitation, any holder of indebtedness or securities or obligations of either BSC or BSE) is required in connection with
(i) the execution, delivery and performance by Birmingham of any of the Operative Documents, or (ii) the legality, validity, binding effect or enforceability of any of the Operative Documents, other than those which have been obtained and are in full force and effect;

          (e) no broker's or finder's or placement fee or commission will be payable with respect to the transactions contemplated by the Operative Documents as a result of any action by Birmingham, and BSC and BSE jointly and severally agree that they will hold AmeriSteel, the Owner Trustee and each Owner Participant harmless from any claim, demand or liability for any other broker's or finder's or placement fees or commission alleged to have been incurred as a result of any action by Birmingham in connection with the transactions contemplated by the Operative Documents; and

          (f) no governmental approval of any kind is required by the Owner Participants or the Owner Trustee in connection with their execution, delivery and performance of any of the Operative Documents, solely by reason of any fact or circumstance peculiar to Birmingham, specifically excluding, however, any consents or approvals required by any law governing banks, bank holding companies, insurance companies, subsidiaries thereof and their operations.

     3.2. Representations and Warranties of AmeriSteel.  AmeriSteel represents
          --------------------------------------------
and warrants to the Owner Trustee and each of the Owner Participants that, as of the date hereof:

          (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, as the case may be, and has the power and authority to carry on its business as now conducted, to purchase and operate the Cartersville Plant and to own, lease, sublease and operate the Equipment;

          (b) it has the power and authority to enter into the Operative Documents to which it is (or is to be) a party and to perform its obligations thereunder, and such execution, delivery and performance do not and will not contravene any law or any order of any court or governmental authority or agency applicable to or binding on it, or contravene the provisions of, or constitute a default under, its organization document or by-laws or any indenture, mortgage, contract or other agreement or instrument to which it is a party or by which it or any of its property is bound;

          (c) the execution, delivery and performance of the Operative Documents to which AmeriSteel is (or is to be) a party have been duly authorized by all necessary action on its part, do not require any approval not already obtained of its stockholders, or any approval or consent not already obtained of any trustee or holders of indebtedness or securities or obligations of it, have been duly executed and delivered by it and (assuming the due authorization, execution and delivery by each other party thereto) constitute the legal, valid and binding obligations of it, enforceable against it in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and by general pr inciples of equity;


          (d) no consent, approval or authorization of, or filing, registration or qualification with, or the giving of notice to, any governmental authority or other Person (including, without limitation, any holder of indebtedness or securities or obligations of AmeriSteel) is required in connection with (i) the execution, delivery and performance by AmeriSteel of any of the Operative Documents, (ii) the legality, validity, binding effect or enforceability of any of the Operative Documents, (iii) the operation, leasing or subleasing of the Leased Equipment by AmeriSteel or the leasing or subleasing of the Leased Equipment in the State of Georgia by the Owner Trustee, in each case, other than those which have been obtained and are in full force and effect;

          (e)  except for the filings and recording set forth on Schedule 3.2(e)
                                                                 ---------------
hereto, no further action, including filings or recording (other than continuation statements at periodic intervals) is or will be necessary under the laws of the United States or any state thereof in order to perfect the Owner Trustee's right, title and interest in the Leased Equipment or the Collateral;

          (f) all sales, use or transfer Impositions due and payable upon the transfer of the Sold Equipment to AmeriSteel by the Owner Trustee or on the lease of the Leased Equipment to AmeriSteel pursuant to the AmeriSteel Lease have been paid or AmeriSteel is liable for the payment thereof;

          (g) no broker's or finder's or placement fee or commission will be payable with respect to the transactions contemplated by the Operative Documents as a result of any action by AmeriSteel and AmeriSteel agrees that it will hold Birmingham, the Owner Trustee and each Owner Participant harmless from any claim, demand or liability for any other broker's or finder's or placement fees or commission alleged to have been incurred as a result of any action by AmeriSteel in connection with the transactions contemplated by the Operative Documents;

          (h) no governmental approval of any kind is required by the Owner Participants or the Owner Trustee in connection with their execution, delivery and performance of any of the Operative Documents, solely by reason of any fact or circumstance peculiar to AmeriSteel or AmeriSteel's proposed ownership, lease, sublease or operation or use of the Equipment, specifically excluding, however, any consents or approvals required by any law governing banks, bank holding companies, insurance companies, subsidiaries thereof and their operations;

          (i) there are no writs, injunctions, decrees, orders or judgments outstanding against AmeriSteel relating to the ownership, use, transport, storage, condition, maintenance or operation of the Leased Equipment resulting from a violation of any applicable Environmental Law, and there are no lawsuits, proceedings or investigations under any applicable Environmental Law pending or, to AmeriSteel's knowledge, threatened against AmeriSteel relating to the ownership, use, maintenance or operation of the Leased Equipment;

          (j) to the best of AmeriSteel's knowledge, AmeriSteel is not in violation of any law (including, without limitation, any Environmental Law) to which it is subject, which violations, in the aggregate, could reasonably be expected to have a material adverse effect on the business, profits, properties or condition (financial or otherwise) of the AmeriSteel or its ability to perform its obligations under the Operative Documents;

          (k) AmeriSteel is not in violation in any respect of any term in any agreement or other instrument to which it is a party or by which it or any of its property may be bound, except for violations which, in the aggregate could not reasonably be expected to have a material adverse effect on the business, profits, properties or condition (financial or otherwise) of AmeriSteel or its ability to perform its obligations under the Operative Documents;

          (l) all material tax returns required to be filed by AmeriSteel in any jurisdiction have in fact been filed on a timely basis, and all Impositions upon AmeriSteel and upon any of its properties, income or franchises, that are due and payable have been paid other than Impositions which are being contested in good faith by appropriate actions or proceedings and in respect of which AmeriSteel has set aside on its books, in accordance with generally accepted accounting principles, reserves deemed by it to be adequate with respect thereto;

          (m) The Leased Equipment is located on and shall not be removed from the Land except in accordance with the terms and provisions of the AmeriSteel Lease; and

          (n) The Pledge Agreement creates valid and enforceable security interests in, and Liens on, all of the Collateral, in favor of the Owner Trustee, and such security interests and Liens are subject to no other Liens.

     3.3. Representations and Warranties of AmeriSteel and Birmingham.  Each of
          -----------------------------------------------------------
AmeriSteel and Birmingham, severally, but not jointly, represents and warrants to each Owner Participant and the Owner Trustee that the agreements listed on
Exhibit 3.3 attached hereto (the
- -----------

"Cartersville Asset Purchase Agreements"), true and correct copies of each of
 --------------------------------------
which have been delivered to the Owner Participants, set forth the complete agreement (whether written or oral, including all side letters and agreements) among AmeriSteel and its affiliates, on the one hand, and Birmingham, and its affiliates, stockholders, members, managers, directors, officers and employees, and Birmingham's lenders or holders of indebtedness or securities of Birmingham, on the other hand, (but excluding agreements with Birmingham's lenders or holders of indebtedness or securities of Birmingham to which none of AmeriSteel or any of its affiliates is a party) related to the Cartersville Facility and the transfer of Birmingham's interest therein to AmeriSteel, and that none of the Cartersville Asset Purchase Agreements has been amended in any respect, and none of the provisions thereof have been waived, and all the Cartersville Asset Purchase Agreements are in full force and effect.

     3.4. Representations and Warranties of the Owner Trustee.  The Owner
          ---------------------------------------------------
Trustee, both in its individual capacity and as Owner Trustee, represents and warrants to each Owner Participant, Birmingham and AmeriSteel, notwithstanding the provisions of Section 6.11 or any similar provision in any other Operative Document, that, as of the date hereof:

          (a) the Owner Trustee, in its individual capacity, is a bank duly organized and validly existing in good standing under the laws of the United States, has full power and authority to carry on its business as now conducted and to enter into and perform its obligations hereunder and under the New Trust Agreement and (assuming due authorization, execution and delivery of the New Trust Agreement by each Owner Participant) has full power and authority, as Owner Trustee and/or, to the extent expressly provided herein or therein, in its individual capacity, to enter into and perform its obligations under each of the other Operative Documents to which it is (or is to be) a party;

          (b) the Owner Trustee, in its individual capacity, has duly authorized, executed and delivered this Agreement and (assuming the due authorization, execution and delivery of the New Trust Agreement by each Owner Participant) the Owner Trustee in its trust capacity and, to the extent expressly provided therein, in its individual capacity, has duly authorized, executed and delivered each of the other Operative Documents to which it is (or is to be) a party; and such Operative Documents constitute legal, valid and binding obligations of the Owner Trustee, in its individual capacity, enforceable against it in its individual capacity in accordance with their respective terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

          (c) assuming the due authorization, execution and delivery of each of the Operative Documents to which it is (or is to be) a party by each of the other parties thereto, each of the Operative Documents to which it is (or is to be) a party constitutes, or when entered into will constitute, a legal, valid and binding obligation of the Owner Trustee in its trust capacity and, to the extent provided therein, in its individual capacity, enforceable against it in its trust capacity and, to the extent provided therein, in its individual capacity, in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity;

          (d) neither the execution and delivery by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of the Operative Documents to be delivered at the Closing, nor the consummation by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of any of the transactions contemplated hereby or thereby, nor the compliance by the Owner Trustee, in its individual capacity, or as Owner Trustee, as the case may be, with any of the terms and provisions hereof and thereof, (i) requires or will require any approval of its stockholders, or approval or consent of any trustees or holders of any indebtedness or obligations of it in its individual capacity, or (ii) violates or will violate its articles of incorporation or by-laws, or (iii) contravenes or will contravene any provision of, or constitutes or will constitute a default under, or results or will result in any breach of, any indenture, mortgage, chattel mortgage, deed of trust, conditional sale contract, bank loan or credit agreement, license or other agreement or instrument to which the Owner Trustee in its individual capacity is a party or by which it is bound, or (iv) contravenes any law of the State of Utah or of the United States of America governing the banking or trust powers of the Owner Trustee (in its individual capacity), or any judgment or order applicable to or binding on it;

          (e) there are no Impositions payable by the Owner Trustee, either in its individual capacity or as Owner Trustee, imposed by the State of Utah or any political subdivision thereof in connection with the execution and delivery by the Owner Trustee in its individual capacity of the New Trust Agreement, and, in its individual capacity or as Owner Trustee, as the case may be, of this Agreement or the other Operative Documents to be delivered on the Closing Date solely because the Owner Trustee in its individual capacity is a corporation with its principal place of business in Salt Lake City, Utah and performs its duties as Owner Trustee in the State of Utah; and there are no Impositions payable by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, imposed by the State of Utah or any political subdivision thereof in connection with the acquisition of its interest in the Equipment (other than franchise or other Impositions based on or measured by any fees or compensation received by the Owner Trustee for services rendered in connection with the transactions contemplated hereby) solely because the Owner Trustee in its individual capacity is a corporation with its principal place of business in Salt Lake City, Utah and performs certain of its duties as Owner Trustee in the State of Utah;

          (f) there are no pending or, to its knowledge, threatened actions or proceedings against the Owner Trustee, either in its individual capacity or as Owner Trustee, before any Tribunal which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, to perform its obligations under the New Trust Agreement or the other Operative Documents to be delivered on the Closing Date;

          (g) both its chief executive office, and the place where its records concerning the Equipment and all its interest in, to and under all documents relating to the Trust Estate, are located in Salt Lake City, Utah, and the Owner Trustee, in its individual capacity, agrees to give each Owner Participant and AmeriSteel at least 30 days prior written notice of any relocation of said chief executive office or said place from its present location;

          (h) no consent, approval, order or authorization of, giving of notice to, or registration with, or taking of any other action in respect of, any Utah or local governmental authority or agency or any United States federal governmental authority or agency regulating the banking or trust powers of the Owner Trustee, in its individual capacity, is required for the execution and delivery of the Operative Documents, or the carrying out, by the Owner Trustee in its individual capacity or as Owner Trustee, as the case may be, of any of the transactions contemplated hereby or by the New Trust Agreement or of any of the transactions contemplated by any of the other Operative Documents, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken;

          (i) on the Closing Date, the Owner Trustee's right, title and interest in and to the Equipment shall be free of any Lessor's Liens attributable to the Owner Trustee in its individual capacity and will be held by the Owner Trustee under the New Trust Agreement for the benefit of the Owner Participants as co-tenants;

          (j) the proceeds received by the Owner Trustee pursuant to the Operative Documents will be administered by it in accordance with Section 4 of the New Trust Agreement; and

          (k) The Owner Trustee represents and warrants to AmeriSteel and each Owner Participant that, as of the date hereof and as of the Closing Date, neither the Owner Trustee nor any Person authorized or employed by the Owner Trustee as agent or otherwise in connection with the placement of the Beneficial Interest or any similar interest has offered any of the Beneficial Interest or any similar interest for sale to, or solicited offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any prospective purchaser.

     3.5. Representations and Warranties of the Owner Participants.  Each Owner
          --------------------------------------------------------
Participant represents and warrants severally but not jointly to the Owner Trustee, AmeriSteel, Birmingham and each other Owner Participant that, as of the date hereof:

          (a) it is an entity duly organized, validly existing and in good standing under the laws of the state or country of its formation, as the case may be, and has the power and authority to carry on its business as now conducted;

          (b) it has the power and authority to enter into the Operative Documents to which it is (or is to be) a party and to perform its obligations thereunder, and such execution, delivery and performance do not and will not contravene any law or any order of any court or governmental authority or agency applicable to or binding on it, or contravene the provisions of, or constitute a default under, or result in the creation of any Lessor's Lien attributable to it upon the Equipment under, its organization document or by-laws or any indenture, mortgage, contract or other agreement or instrument to which it is a party or by which it or any of its property is bound;

          (c) the Operative Documents to which it is (or is to be) a party have been duly authorized by all necessary action on its part, do not require any approval not already obtained of its stockholders or partners, as the case may be, or any approval or consent not already obtained of any trustee or holders of indebtedness or obligations of it, have been duly executed and delivered by it and (assuming the due authorization, execution and delivery by each other party thereto) constitute the legal, valid and binding obligations of it, enforceable against it in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity;

          (d) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required of it for the due execution, delivery or performance by it of the Operative Documents to which it is (or is to be) a party;

          (e) the Trust Estate is free of any Lessor's Liens attributable to it;

          (f) there are no pending or, to its knowledge, threatened actions or proceedings against it before any court or administrative agency which would materially adversely affect its financial condition or its ability to perform its obligations under the Operative Documents to which it is (or is to be) a party; and

          (g) no broker's or finder's or placement fee or commission will be payable with respect to the transactions contemplated by the Operative Documents as a result of any action by it, and agrees that it will hold AmeriSteel, the Owner Trustee, Birmingham and the other Owner Participants harmless from any claim, demand or liability for broker's or finder's or placement fees or commission alleged to have been incurred as a result of any action by it in connection with the transactions contemplated by the Operative Documents.

                                  ARTICLE 4:
                        THE AMERISTEEL LEASE; COVENANTS

     4.1. Fees and Expenses of Owner Trustee.  AmeriSteel agrees to pay the out-
          ----------------------------------
of-pocket transaction costs, fees and expenses of the Owner Trustee incurred in connection with the negotiation, preparation, execution, delivery and filing of the Operative Documents and all other costs, fees and expenses of the Owner Trustee in connection with the Closing (the "Owner Trustee Closing Costs") up to
                                             ---------------------------
an aggregate amount payable by AmeriSteel pursuant to this Section 4.1 not to exceed $5,000.

     4.2. Post Closing Fees and Expenses.  Upon the consummation of the
          ------------------------------
transactions contemplated by this Agreement, AmeriSteel agrees to pay, to the extent such fees and expenses do not constitute Owner Trustee Closing Costs, when due: (i) the reasonable expenses (including without limitation legal fees and expenses) of the Owner Trustee and the Owner Participants incurred subsequent to the Closing, in connection with any supplements, amendments, modifications, alterations, waivers or consents under or in respect of any of the Operative Documents which are (A) requested by, or necessitated by action on the part of, AmeriSteel or entered into in connection with, or as a result of Default, (B) required or contemplated by any Operative Document (other than the Note Purchase Agreements and the Notes) (whether or not such supplement, amendment, modification, alteration, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending any rights under this Agreement (other than rights against Birmingham) or any other Operative Document (other than the Note Purchase Agreements and the Notes), and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of AmeriSteel or in connection with any work-out or restructuring of the obligations of AmeriSteel under any of the Operative Documents, or (C) which are otherwise consented to in writing by AmeriSteel;
(ii) the ongoing fees and expenses (including without limitation legal fees and expenses) of the Owner Trustee under the Operative Documents (other than the Note Purchase Agreements and the Notes), including fees and expenses incurred in connection with enforcing the obligations of AmeriSteel under the Operative Documents; (iii) the reasonable fees and expenses of any separate trustee or co-trustee appointed pursuant to the New Trust Agreement as a result of any requirement of law or if otherwise required by any Operative Document (other than the Note Purchase Agreements and the Notes) or if requested or consented to by AmeriSteel; and (iv) all recording and filing fees, stamp taxes and other recording or filing taxes in connection with the recordation or filing of any such supplements, amendments, modifications or alterations and in connection with any continuation statements or other documents filed to maintain and protect the rights of the parties under the Operative Documents (other than the Note Purchase Agreements and the Notes). The fees and expenses required to be paid by AmeriSteel pursuant to this Section 4.2 shall be set forth in an invoice or other statement therefor, accompanied by reasonable supporting data.

     4.3. Beneficial Interest.  Each of the Owner Trustee, each Owner
          -------------------
Participant and AmeriSteel agree severally but not jointly and with respect to itself only that neither the Owner Trustee, such Owner Participant nor AmeriSteel nor anyone acting on behalf of the Owner Trustee, such Owner Participant or AmeriSteel will offer any Beneficial Interest, or any part thereof or any similar interest, or any part thereof, for issue or sale to any prospective purchaser, or solicit any offer to acquire any of the Beneficial Interest, or any part thereof, so as to bring the issuance and sale of the Beneficial Interest within the provisions of Section 5 of the Securities Act of 1933, as amended.

     4.4. Environmental.  Without limiting the provisions of Rider 2 to the
          -------------
AmeriSteel Lease, AmeriSteel covenants, at its own cost and expense, to remove or take remedial action with respect to any Hazardous Substances released into the environment from the Leased Equipment during the term of the AmeriSteel Lease to the extent that such removal or remedial action is required by any applicable Environmental Law; provided that (i) AmeriSteel shall notify the
                              --------
Owner Trustee of such removal or remedial action as soon as practicable and (ii) such removal or remedial action shall be undertaken in a manner consistent with Environmental Laws and with AmeriSteel's customary policies and practices; provided, further, that AmeriSteel may, in good faith and by appropriate
- --------  -------
proceedings diligently conducted, contest the validity or application of any such Environmental Law in any reasonable manner which does not materially adversely affect the rights or interests of the Owner Trustee in the Leased Equipment or otherwise expose the Owner Trustee or any Owner Participant to criminal sanctions or release AmeriSteel from its obligation with respect to returning the Leased Equipment as described in the AmeriSteel Lease.

                                  ARTICLE 5:
                                  DEFINITIONS

     5.1. Definitions.  As used in this Agreement, the following terms shall
          -----------
have the following meanings:

     "AmeriSteel Bond" shall mean the Bond issued by the Authority at the
      ---------------
Closing to AmeriSteel in the original aggregate principal amount of $130,000,000 pursuant to the Bond Documents.

     "Authority" the Development Authority of Bartow County, Georgia.
      ---------

     "Beneficial Interest" shall mean the interest of each Owner Participant as
      -------------------
a co-tenant under the New Trust Agreement.

     "Birmingham Bonds" shall mean Bond designated R-1 issued in the original
      ----------------
aggregate principal amount of $84,300,000 on December 23, 1998, and Bond designated R-2 issued in the original aggregate principal amount of $45,700,000 on June 17, 1999.

     "Bond Documents" shall have the meaning specified in Section 19(a)(2) of
      --------------
the AmeriSteel Lease.

     "Business Day" shall mean any day other than a Saturday, Sunday or a day on
      ------------
which commercial banking institutions are authorized or required by law, regulation or executive order to be closed in Birmingham, Alabama, New York, New York and the city and state in which the principal corporate trust office of the Owner Trustee is located.

     "Collateral" shall have the meaning ascribed thereto in the Pledge
      ----------
Agreement.

     "Default" shall have the meaning specified in Section 15 of the AmeriSteel
      -------
Lease.

     "Environmental Law" shall have the meaning specified in Rider No. 2 to the
      -----------------
AmeriSteel Lease.

     "Hazardous Substance" shall have the meaning specified in Rider No. 2 to
      -------------------
the AmeriSteel Lease.

     "Imposition" shall have the meaning specified in Section 9 of the
      ----------
AmeriSteel Lease.

     "Improvements" shall mean all buildings, structures, fixtures and other
      ------------
improvements of every kind existing at any time and from time to time on or under the Land (excluding the Leased Equipment) together with any and all appurtenances to such buildings, structures or improvements, including without sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including without limitation all modifications and other additions to or changes in the Improvements at any time.

     "Land" shall mean the parcel of real property described on Exhibit A to the
      ----
Landlord Waiver and Consent.

     "Lessor's Liens" shall mean any Lien affecting, on or in respect of the
      --------------
Equipment, the AmeriSteel Lease or the Trust Estate arising as a result of (a) claims against Owner Trustee (in its individual capacity or as Owner Trustee) or any Owner Participant, not related to the transactions contemplated by the Operative Documents, (b) acts or omissions of the Owner Trustee (in its individual capacity or as Owner Trustee) or any Owner Participant, not related to the transactions contemplated by the Operative Documents or in breach of any covenant or agreement of such Person set forth in any of the Operative Documents, (c) taxes imposed against Owner Trustee (in its individual capacity or as Owner Trustee) or any Owner Participant or the Trust Estate which are not indemnified against by Lessee pursuant to the AmeriSteel Lease, except to the extent not due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings so long as there is no material risk of the loss of the benefit of the Equipment to Lessee under the AmeriSteel Lease or
(d) claims against Owner Trustee or any Owner Participant arising out of the transfer (whether voluntary or involuntary) by Owner Trustee or any Owner Participant (without the consent of Lessee) of all or any portion of their respective interests in the Equipment, the Trust Estate or the Operative Documents, other than a transfer pursuant to Section 12 or 16 of the AmeriSteel Lease or any transfer pursuant to the Bond Documents.

     "Lien" shall mean any mortgage, pledge, security interest, lien,
      ----
encumbrance or disposition of title.

     "Melt Shop Assignment" shall mean the Quitclaim Bill of Sale and Assignment
      --------------------
Agreement dated as of the date hereof between the Owner Trustee and the Melt Shop Lessor.

     "Operative Documents" shall mean this Agreement, the Quitclaim Bill of
      -------------------
Sale, the New Trust Agreement, the Note Purchase Agreements, the Notes, the AmeriSteel Lease, the Melt Shop Assignment, the Pledge Agreement, the Landlord Waiver and Consent and the Bond Documents and each other document, instrument or agreement to which any Owner Participant, the Owner Trustee, Birmingham or AmeriSteel is a party, or is granted rights, in each case in connection with the transactions contemplated by this Agreement, but expressly excluding the Cartserville Asset Purchase Agreements.

     "Person" shall mean an individual, partnership, corporation, trust, limited
      ------
liability company, association or unincorporated organization, and a government or agency or political subdivision thereof.

     "Property" shall mean the Land and the various Improvements located on the
      --------
Land.

     "Related Existing Lease Agreements" shall mean the Participation Agreement
      ---------------------------------
(Birmingham Steel Trust No. 99-1) dated as of June 29, 1999 among BSC, BSE, the Owner Trustee and the Rolling Mill Owner Participants, and the Omnibus Amendment Agreement dated as of June 29, 1999 among BSE, BSC and the Melt Shop Lessor.

     "Total Loss" shall have the meaning specified in Section 12 of the
      ----------
AmeriSteel Lease.

     "Tribunal" shall mean any state, commonwealth, federal, foreign,
      --------
territorial or other court or governmental body or subdivision, agency, department, commission, board, bureau or instrumentality of any governmental body.

     "Trust" shall mean the trust created by the New Trust Agreement.
      -----

     "Trust Estate" shall have the meaning specified in Section 1.1 of the New
      ------------
Trust Agreement.

     5.2. Directly or Indirectly.
          ----------------------

     Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

     5.3. Rules of Interpretation.
          -----------------------

     The following rules apply to this Agreement:

          (a) the singular includes the plural and the plural includes the singular;

          (b) "or" is not exclusive and "include" and "including" are not limiting;

          (c) "hereby," "herein," "hereof," "hereunder," "this Agreement," or other like words refer to this Agreement;

          (d) all references to Sections, Schedules and Exhibits herein are to Sections, Schedules and Exhibits of this Agreement unless otherwise indicated;

          (e) a reference to any agreement or other contract includes all supplements, amendments and other modifications thereto;

          (f) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder or any law enacted in substitution or replacement therefor;

          (g) a reference to a Person includes its permitted successors and assigns;

          (h)  any right may be exercised at any time and from time to time and;

          (i)  all obligations are continuing obligations.

                                  ARTICLE 6:
                                 MISCELLANEOUS

     6.1. Incorporation of AmeriSteel Lease Terms.  The provisions of Sections
          ---------------------------------------
3, 4 and 14 of the AmeriSteel Lease and Rider No. 1 and Rider No. 2 to the AmeriSteel Lease (and all other relevant provisions of the AmeriSteel Lease relating thereto, including without limitation, the defined terms which are used therein), are incorporated by reference into this Agreement to the same extent and with the same force and effect as if set forth fully herein, but such provisions so incorporated herein shall inure to the benefit only of the Owner Participants.

     6.2. Right to Quiet Enjoyment.  The Owner Trustee and each of the Owner
          ------------------------
Participants acknowledges notice of, and consents in all respects to, the terms of the AmeriSteel Lease, and expressly agrees that with respect to the AmeriSteel Lease, so long as no Default has occurred and is continuing thereunder, it or any Person acting on its authority, shall not, through its or any such Person's actions or inactions, interfere with AmeriSteel's rights under the

AmeriSteel Lease, including, without limitation, the right to possession, use and quiet enjoyment by AmeriSteel or any permitted sublessee of the Leased Equipment leased thereunder.

     6.3. Consents.  Each Owner Participant covenants and agrees that it shall
          --------
not unreasonably withhold its consent to any consent requested of the Owner Trustee under the terms of the Operative Documents that by its terms is not to be unreasonably withheld by the Owner Trustee.

     6.4. Amendments and Waivers.  No term, covenant, agreement or condition of
          ----------------------
this Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party against which enforcement of the termination, amendment or waiver is sought. Except as otherwise provided in the New Trust Agreement any action requiring the consent or approval of the Owner Participants shall require the consent or approval of all of the Owner Participants.

     6.5. Notices.  All communications and notices provided for herein shall be
          -------
in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by express mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by any of the methods set forth in clauses (a) or (b) above or this clause (c), in each case addressed to each party hereto at its address set forth below or, in the case of any such party, at such other address as such party may from time to time designate by written notice to the other parties hereto:

     If to AmeriSteel:        AmeriSteel Corporation
                              5100 W. Lemon Street
                              Suite 312
                              Tampa, Florida 33609
                              Attention: President
                              Telephone: (813) 207-2225
                              Facsimile: (813) 207-2251

     If to either
     BSC or BSE:              Birmingham Steel Corporation
                              1000 Urban Center Drive
                              Suite 300
                              Birmingham, Alabama 35242-2516
                              Attention: Vice President and Treasurer
                              Telephone: (205) 970-1200
                              Facsimile: (205) 970-1353

     If to the Owner
     Trustee:                 Wells Fargo Bank Northwest, N.A.
                              MAC: U1254-031

                              79 South Main Street
                              Salt Lake City, UT 84111
                              Attention: Val T. Orton
                              Telephone: (801) 246-5300
                              Facsimile: (801) 246-5053

     with copies to:          each of the Owner Participants at the respective
                              address set forth on Schedule I hereto.

     If to the Owner
     Participants:            at the respective address or addresses set forth
                              on Schedule I hereto.

     6.6.  Successors and Assigns.  This Agreement shall be binding upon and
           ----------------------
shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns including each successive holder of a portion of the Beneficial Interest. Except as expressly provided herein or in the other Operative Documents, no party hereto may assign its interests herein without the consent of the other parties hereto, except for transfers of a portion of the Beneficial Interest.

     6.7.  Business Day.  Notwithstanding anything herein or in any other
           ------------
Operative Document to the contrary, if the date on which any payment is to be made pursuant to this Agreement is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such succeeding Business Day and (provided such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

     6.8.  Governing Law.  This Agreement  shall in all respects be governed
           -------------
by, and construed in accordance with, the internal laws of the State of Georgia, including all matters of construction, validity and performance. The parties agree that any action or proceeding arising out of or relating to this Agreement shall be commenced in any state or Federal court in the State of New York, and agree that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address hereinabove set forth, or as it may provide in writing from time to time, or as otherwise provided under the laws of the State of New York.

     6.9.  Severability.  Whenever possible, each provision of this Agreement
           ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under the laws of any applicable jurisdiction, such provision, as to such jurisdiction, shall be, to the extent permitted by law, ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement in such jurisdiction or in any other jurisdiction.

     6.10. Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts, each executed counterpart constituting an original but all together only one Agreement.

     6.11. Headings and Table of Contents.  The headings of the Sections of this
           -----------------------------
Agreement and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     6.12. Limitations of Liability.
           ------------------------

          (a)  Liabilities of Owner Trustee and Owner Participant.  Neither the
               --------------------------------------------------
Owner Trustee nor any Owner Participant shall have any obligation or duty to AmeriSteel, Birmingham, to any other Owner Participant or to others with respect to the transactions contemplated hereby, except those obligations or duties of such Owner Participant or the Owner Trustee expressly set forth in this Agreement and the other Operative Documents, and neither the Owner Trustee nor any Owner Participant shall be liable for performance by any other party hereto of such other party's obligations or duties hereunder. Without limitation of the generality of the foregoing, under no circumstances whatsoever shall any Owner Participant be liable to AmeriSteel or Birmingham for any action or inaction on the part of the Owner Trustee in connection with the transactions contemplated herein, whether or not such action or inaction is caused by willful misconduct or gross negligence of the Owner Trustee unless such action or inaction is at the direction of such Owner Participant.

          (b)  No Recourse to the Owner Trustee.  It is expressly understood and agreed by and between the Owner Trustee, AmeriSteel, Birmingham and the Owner Participants, and their respective successors and permitted assigns that, subject to the proviso contained in this Section 6.12(b), all representations, warranties and undertakings of the Owner Trustee hereunder shall be binding upon the Owner Trustee, only in its capacity as Owner Trustee under the New Trust Agreement, and (except as expressly provided herein) the Owner Trustee shall not be liable in its individual capacity for any breach thereof, except for its gross negligence or willful misconduct, or for breach of its covenants, representations and warranties contained herein, except to the extent covenanted or made in its individual capacity; provided, however, that nothing in this
                                    --------  -------
Section 6.12 shall be construed to limit in scope or substance those representations and warranties of the Owner Trustee made expressly in its individual capacity set forth herein. The term "Owner Trustee" as used in this Agreement shall include any successor trustee under the New Trust Agreement, or the Owner Participants if the trust created thereby is revoked.

     6.13. Survival of Indemnities.  Notwithstanding anything in this Agreement
           -----------------------
or in any other document or agreement to the contrary, any indemnity provided by any Person hereunder or in any other Operative Document shall survive the termination of this Agreement, the AmeriSteel Lease and any other Operative Document on the terms and conditions, and subject to the exclusions, provided therein.


              [The Remainder of this Page is Intentionally Blank]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                      AMERISTEEL CORPORATION


                                      By:  /s/ Tom J. Landa
                                         --------------------------------
                                         Name: Tom J. Landa
                                         Title: Vice President and CFO


                                      BIRMINGHAM STEEL CORPORATION

                                      By:  /s/
                                         --------------------------------
                                         Name:___________________________
                                         Title:__________________________


                                      BIRMINGHAM SOUTHEAST, LLC


                                      By:  /s/
                                         --------------------------------
                                         Name:___________________________
                                         Title:__________________________


                                      OWNER TRUSTEE:
                                      -------------

                                      WELLS FARGO BANK NORTHWEST, N.A., not
                                      in its individual capacity, but solely
                                      as Owner Trustee under the Existing and
                                      New Trust Agreements


                                      By:  /s/
                                         --------------------------------
                                         Name:___________________________
                                         Title:__________________________


                                      BANC OF AMERICA LEASING & CAPITAL, LLC
                                      (as successor to NationsBanc Leasing
                                      Corporation)


                                      By:  /s/
                                         --------------------------------
                                         Name:___________________________
                                         Title:__________________________

                                      ROLLING MILL OWNER PARTICIPANTS:
                                      -------------------------------

                                      ASSOCIATES LEASING, INC. NOW KNOWN
                                      AS CITICAPITAL COMMERCIAL LEASING
                                      CORPORATION


                                      By:  /s/
                                         --------------------------------
                                         Name:___________________________
                                         Title:__________________________


                                      THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                      By:  /s/
                                         --------------------------------
                                         Name:___________________________
                                         Title:__________________________


                                      CITIZENS LEASING CORPORATION


                                      By:  /s/
                                         --------------------------------
                                         Name:___________________________
                                         Title:__________________________


                                      FIFTH THIRD LEASING COMPANY


                                      By:  /s/
                                         --------------------------------
                                         Name:___________________________
                                         Title:__________________________


                                      ICX CORPORATION


                                      By:  /s/
                                         --------------------------------
                                         Name:___________________________
                                         Title:__________________________

                                      JOHN HANCOCK LEASING CORPORATION


                                      By:  /s/
                                         --------------------------------
                                         Name:___________________________
                                         Title:__________________________


                                      GENERAL ELECTRIC CAPITAL CORPORATION
                                      AS AGENT FOR SAGE CAPITAL CORPORATION
                                      FKA SAFECO CREDIT COMPANY, INC.


                                      By:  /s/
                                         --------------------------------
                                         Name:___________________________
                                         Title:__________________________


                                      TRANSAMERICA EQUIPMENT FINANCIAL
                                      SERVICES CORPORATION


                                      By:  /s/
                                         --------------------------------
                                         Name:___________________________
                                         Title:__________________________